INCORPORATED UNDER THE
                           LAWS OF THE STATE OF TEXAS

    COMMON STOCK                                                    COMMON STOCK
      NUMBER ARW                                                          SHARES


    This certificate is transferable in                        CUSIP 01542P 10 7
    Dallas, Texas and New York, New York


                      Alford Refrigerated Warehouses, Inc.


         This Certifies that
                              --------------------------------------------------

     ---------------------------------------------------------------------------

     is the owner of
                     -----------------------------------------------------------

     FULLY PAID AND NON-TRANSFERABLE SHARES OF COMMON STOCK, $0.01 PAR VALUE, OF


                                       ALFORD REFRIGERATED WAREHOUSES, INC.

(hereinafter referred to as the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued under and shall be subject to all the provisions of the Articles of Incorporation and the Bylaws of the Corporation and any amendments thereto, copies of which are on file with the Corporation and the Transfer Agent, to all of which the holder, by acceptance hereof, assents

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: ____________

       ______________________________            Countersigned and Registered:
                      PRESIDENT                  Securities Transfer Corporation
                                                 P.O. Box 701829
       ______________________________            Dallas, TX   75370-00001
                      SECRETARY
                                                 -------------------------------
                                                 TRANSFER AGENT AND REGISTRAR-
                                                 AUTHORIZED SIGNATURE

                      ALFORD REFRIGERATED WAREHOUSES, INC.

         The Articles of Incorporation of the Corporation on file in the office of the Secretary of State of Texas set forth (a) the aggregrate number of shares and the par value of each class of capital shares which the Corporation is authorized to issue together with the designations, preferences, limitations and relative rights of each such class; (b) a statement of the authority vested in the Board of Directors to establish series and to fix and determine the variations in the relative rights and preferences between any such series of the Preferred Stock so established; (c) a denial of preemptive rights of the shareholders to acquire unissued or treasury shares of the Corporation; and (d) a denial of cumulative voting at any meeting of the shareholders for electing directors. The Corporation will furnish a copy of such statement to the record holder of this certificate without charge upon written request to the Corporation at its registered office.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM -- as tenants in common UNIF GIFT MIN ACT -- _________Custodian ________ TEN ENT -- as tenants by the entireties (Cust) (Minor) JT TEN -- as joint tenants with right of Under Unform Gifts to Minors
                   survivorship and not as tenants   Act _______________________
                   in common                                            (State)

                      Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, ______________________________________ hereby sell, assign and transfer unto __________________________________________________.

    PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE






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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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__________________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irre-vocably constitute and appoint


________________________________________________________________________Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated _________________________

                                            X___________________________________
           NOTICE:             ->
THE SIGNATURE(S) TO THIS ASSIGNMENT         X __________________________________
MUST CORRESPOND WITH THE NAME(S) AS
WRITTEN UPON THE FACE OF THE CERTIFICATE
IN EVERY PARTICULAR WITHOUT ALTERATION The signature(s) must be guaranteed OR ENLARGEMENT OR ANY CHANGE WHATEVER. by an eligible guarantor institution
                                            (banks,  stockbrokers,  savings  and
                                            loan associations  and credit unions
                                            with membership  in an approved sig-
                                            nature medallion  program)  pursuant
                                            to S.E.C. Rule 17Ad-15.